UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2012 (May 24, 2012)

MID-AMERICA APARTMENT COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

TENNESSEE	1-12762	62-1543819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6584 Poplar Avenue, Suite 300
Memphis, Tennessee	38138
(Address of principal executive offices)	(Zip Code)

 Registrant's telephone number, including area code: (901) 682-6600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07      Submission of Matters to a Vote of Security Holders.

On May 24, 2012, the registrant held its 2012 Annual Meeting of Shareholders. The following matters were submitted to a vote of the shareholders of record as of March 16, 2012 through the solicitation of proxies:

1.	To elect eight directors to serve for one year and until their successors have been duly elected and qualified;
2.	To amend the Amended and Restated Charter of Mid-America Apartment Communities, Inc. to increase the number of authorized shares of common stock to 100,000,000;
3.	To provide an advisory (non-binding) vote on executive compensation;
4.	To ratify the selection of Ernst & Young LLP as its independent registered public accounting firm for 2012.

All eight nominees were elected to serve for one year and until their successors have been duly elected and qualified. The results of the election were as follows:

			Broker
	For	Withheld	Non-Votes
H. Eric Bolton, Jr.	34,926,687	621,433	3,277,799
Alan B. Graf, Jr.	35,413,571	134,549	3,277,799
John S. Grinalds	35,233,281	314,839	3,277,799
Ralph Horn	34,575,039	973,081	3,277,799
Philip W. Norwood	34,775,910	772,210	3,277,799
W. Reid Sanders	35,382,328	165,792	3,277,799
William B. Sansom	34,603,241	944,879	3,277,799
Gary Shorb	35,403,194	144,926	3,277,799

The Amendment to the Amended and Restated Charter of Mid-America Apartment Communities, Inc. (“the Amendment”) to increase the number of authorized shares of common stock to 100,000,000 was approved. The vote results were as follows:

For	Against	Abstain
37,819,671	925,689	80,559

The description in this Form 8-K of the Amendment is not intended to be a complete description of the document, and the description is qualified in its entirety by the full text of the document, which is attached as an exhibit to, and incorporated as reference in, this Form 8-K.

The advisory (non-binding) vote to approve the compensation of named executive officers was in favor of executive compensation. The results of the vote were as follows:

For	Against	Abstain
34,353,099	1,139,231	55,790

Ernst & Young LLP was ratified to serve as the registrant’s independent registered public accounting firm for 2012. The results of the vote were as follows:

For	Against	Abstain
38,673,133	140,803	11,983

ITEM 9.01.      Financial Statements and Exhibits.

(d)   Exhibits

The following exhibits are filed pursuant to Item 9.01:

Exhibit No.	Description
3.1	Articles of Amendment to the Amended and Restated Charter of Mid-America Apartment Communities, Inc. as adopted on May 24, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.
Date: May 25, 2012	/s/Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)